UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2006
Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-368-2 (Commission File Number)	94-0890210 (I.R.S. Employer No.)

6001 Bollinger Canyon Road, San Ramon, CA (Address of principal executive offices)	94583 (Zip Code)
Registrant’s telephone number, including area code: (925) 842-1000

None (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On December 6, 2006, the Board of Directors (the “Board”) of Chevron Corporation (“Chevron”) approved, among other things, amendments to the Chevron Corporation Change In Control Surplus Employee Severance Program For Salary Grades 41 and Above (renamed the Chevron Corporation Change In Control Surplus Employee Severance Program For Salary Grades 41 Through 43 (“CIC SESP”)), Chevron Corporation Benefit Protection Program (“BPP”), Management Incentive Plan of Chevron Corporation (“MIP”), and Chevron Corporation Long Term Incentive Plan (“LTIP”) to eliminate benefits for certain senior executive officers in the event of a change in control, including eliminating severance payments to senior executive officers in salary grades 44 and above by removing such officers from the coverage of the CIC SESP, removing the required payment of a minimum bonus under the MIP, removing the requirement that the modifier for all performance shares outstanding on the date of the change in control be the greater of 100% or the modifier determined in the usual manner under the LTIP, and removing the tax gross-up provision under the BPP, and other technical and conforming changes. The changes are applicable to eligible senior executives in salary grades 44 and above and are not applicable to the broad-based employee population. In addition, the Board approved amendments to the MIP, LTIP and Chevron Corporation Non-Employee Directors’ Equity Compensation and Deferral Plan to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (“IRC”), as well as other technical and conforming changes, and froze, as of January 1, 2005, the Chevron Corporation Deferred Compensation Plan for Management Employees (“DCP”) and adopted a new Chevron Corporation Deferred Compensation Plan for Management Employees II, effective as of January 1, 2005, which is identical to the DCP, except as modified to comply with the requirements of Section 409A of the IRC. Each of the foregoing plans is filed as an exhibit hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit

10.1	Chevron Corporation Change In Control Surplus Employee Severance Program For
Salary Grades 41 Through 43
10.2	Chevron Corporation Benefit Protection Program
10.3	Management Incentive Plan of Chevron Corporation
10.4	Chevron Corporation Long-Term Incentive Plan
10.5	Chevron Corporation Deferred Compensation Plan for Management Employees II
10.6	Chevron Corporation Non-Employee Directors’ Equity Compensation and Deferral Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2006	CHEVRON CORPORATION
	By:	/s/ Christopher A. Butner
Christopher A. Butner
Assistant Secretary